                                            REGISTRATION STATEMENT NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                    FORM F-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                           --------------------------

                             STELMAR SHIPPING LTD.
             (Exact name of registrant as specified in its charter)

             LIBERIA                          4412                       N/A
 (State or other jurisdiction of        (Primary Standard          (I.R.S. Employer
 incorporation or organization)     Industrial Classification    Identification No.)
                                          Code Number)

          STELMAR SHIPPING LTD.                        SEWARD & KISSEL LLP
        ATTN: PETER R. GOODFELLOW                 ATTENTION: GARY J. WOLFE, ESQ.
              STATUS CENTER                           ONE BATTERY PARK PLAZA
             2A AREOS STREET                         NEW YORK, NEW YORK 10004
          VOULIAGMENI, GR, 16671                          (212) 574-1200
              ATHENS, GREECE                  (Name, address and telephone number of
          (011) (301) 0967 0001                         agent for service)
  (Name, address and telephone number of
 Registrant's principal executive office)

                            ------------------------

                                   COPIES TO:

           GARY J. WOLFE, ESQ.                        GREGORY M. SHAW, ESQ.
           Seward & Kissel LLP                       Cravath, Swaine & Moore
          One Battery Park Plaza                         Worldwide Plaza
         New York, New York 10004                       825 Eighth Avenue
              (212) 574-1200                         New York, New York 10019
                                                          (212) 474-1000

                           --------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

    If the only securities being registered on this Form are being offered pursuant to dividend or reinvestment plans, check the following box. / /

    If any of the securities being registered on this Form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act Registration Statement number of the earlier effective Registration Statement for the same offering. /X/

    If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act Registration Statement number of the earlier effective Registration Statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
                           --------------------------

                     CALCULATION OF REGISTRATION FEE CHART

                                                                                            PROPOSED
                                                                         PROPOSED            MAXIMUM
                                                                         MAXIMUM            AGGREGATE
                                                     AMOUNT TO BE   OFFERING PRICE PER      OFFERING          AMOUNT OF
TITLE OF EACH CLASS OF SECURITIES TO BE REGISTERED   REGISTERED        SECURITY (1)         PRICE(1)       REGISTRATION FEE
Common Stock, par
 value $.02 par value...........................      800,856           $14.00              $11,211,984        $1,031.50

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) under the Securities Act of 1933, as amended.
                           --------------------------

    THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE IN ACCORDANCE WITH RULE 462(b) UNDER THE SECURITIES ACT OF 1933.

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


                                EXPLANATORY NOTE


This registration statement is being filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form F-3 (File No. 333-85408) filed by Stelmar Shipping Ltd. with the Securities and Exchange Commission, which was declared effective by the Commission on April 16, 2002, are incorporated by reference into, and shall be deemed part of, this registration statement.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES


            All exhibits filed with or incorporated by reference in Registration Statement No. 333-85408 are incorporated by reference into, and shall be deemed to be a part of, this registration statement, except for the following, which are filed herewith.


       EXHIBIT NUMBER                                        EXHIBIT DESCRIPTION
 -----------------------------------    ----------------------------------------------------------------------

            5.1                         Opinion of Seward & Kissel LLP

           23.1                         Consent of Seward & Kissel LLP (included in Exhibit 5.1).

           23.2                         Consent of Arthur Andersen

           24.1                         Powers of Attorney (incorporated by reference to the Registration
                                        Statement on Form F-3 of Stelmar Shipping Ltd. (Registration No.
                                        333-85408)).

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Athens, Country of Greece on April 16, 2002.


                                          STELMAR SHIPPING LTD.
                                          By: /s/ PETER GOODFELLOW
  ------------------------------------------------------------------------------
                                          Name: Peter Goodfellow
                                          Title: Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on April 16, 2002 in the capacities indicated.

                 SIGNATURE                                            TITLE
                 ---------                                            -----
/s/               *
  ------------------------------------------       Director and Chairman
  Stelios Haji-Ioannou


/s/ PETER GOODFELLOW
  ------------------------------------------       Director and Chief Executive Officer
  Peter Goodfellow                                   (Principal Executive Officer)


/s/               *
  ------------------------------------------
  Bruce Ogilvy                                     Director and Marketing Director


/s/               *
  ------------------------------------------
  Stamatis Molaris                                 Director and Chief Financial Officer


/s/               *
  ------------------------------------------
  Nicholas Hartley                                 Director

                 SIGNATURE                                            TITLE
                 ---------                                            -----

/s/               *
  ------------------------------------------
  Roger Haynes                                     Director


/s/               *
  ------------------------------------------
  Karl Meyer                                       Director


/s/               *
  ------------------------------------------
  George Karageorgiou                              Director


/s/               *
  ------------------------------------------
  Thomas N. Amonett                                Director


/s/               *
  ------------------------------------------
  Terence A. Coghlin                               Director

* By: /s/  Peter Goodfellow
         ------------------
          Peter Goodfellow
          Attorney-in-fact

                           AUTHORIZED REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly undersigned representative in the United States of Stelmar Shipping Ltd., has signed this registration statement in the City of Newark, State of Delaware, on April 16, 2002.

                                  /s/ PUGLISI & ASSOCIATES
                                  ---------------------------------------------
                                  Name: Puglisi & Associates
                             By:  Authorized Representative in the United States